Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,409,495
Unrealized Gain (Loss) on Market Value of Futures	(654,744)
Interest Income	635,240
ETF Transaction Fees	2,800
Total Income (Loss)	$3,392,791

Expenses
Management Fees	$371,206
Professional Fees	56,577
Brokerage Commissions	59,531
Non-interested Directors' Fees and Expenses	4,408
Prepaid Insurance Expense	705
Total Expenses	$492,427
Net Income (Loss)	$2,900,364

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/18	$524,766,747
Additions (750,000 Shares)	31,906,803
Net Income (Loss)	2,900,364

Net Asset Value End of Month	$559,573,914
Net Asset Value Per Share (13,100,000 Shares)	$42.72

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(137,263)
Unrealized Gain (Loss) on Market Value of Futures	(337,550)
Interest Income	17,222
ETF Transaction Fees	350
Total Income (Loss)	$(457,241)

Expenses
Management Fees	$7,588
Professional Fees	3,673
Brokerage Commissions	209
Non-interested Directors' Fees and Expenses	110
Prepaid Insurance Expense	30
Total Expenses	11,610
Expense Waiver	(2,263)
Net Expenses	$9,347
Net Income (Loss)	$(466,588)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/18	$13,959,717
Withdrawals (100,000 Shares)	(1,914,773)
Net Income (Loss)	(466,588)

Net Asset Value End of Month	$11,578,356
Net Asset Value Per Share (600,000 Shares)	$19.30

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended March 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(62,913)
Realized Trading Gain (Loss) on Foreign Currency Transactions	7
Unrealized Gain (Loss) on Market Value of Futures	2,984
Unrealized Gain (Loss) on Foreign Currency Translations	(5)
Interest Income	2,212
Total Income (Loss)	$(57,715)

Expenses
Management Fees	$977
Professional Fees	3,674
Brokerage Commissions	187
Non-interested Directors' Fees and Expenses	14
Prepaid Insurance Expense	30
Total Expenses	4,882
Expense Waiver	(3,654)
Net Expenses	$1,228
Net Income (Loss)	$(58,943)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/18	$1,793,116
Net Income (Loss)	(58,943)

Net Asset Value End of Month	$1,734,173
Net Asset Value Per Share (100,000 Shares)	$17.34

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,209,319
Realized Trading Gain (Loss) on Foreign Currency Transactions	7
Unrealized Gain (Loss) on Market Value of Futures	(989,310)
Unrealized Gain (Loss) on Foreign Currency Translations	(5)
Interest Income	654,674
ETF Transaction Fees	3,150
Total Income (Loss)	$2,877,835

Expenses
Management Fees	$379,771
Professional Fees	63,924
Brokerage Commissions	59,927
Non-interested Directors' Fees and Expenses	4,532
Prepaid Insurance Expense	765
Total Expenses	508,919
Expense Waiver	(5,917)
Net Expenses	$503,002
Net Income (Loss)	$2,374,833

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/18	$540,519,580
Additions (750,000 Shares)	31,906,803
Withdrawals (100,000 Shares)	(1,914,773)
Net Income (Loss)	2,374,833

Net Asset Value End of Month	$572,886,443

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612